May 25, 2017

DBX ETF TRUST

Deutsche X-trackers Municipal Infrastructure Revenue Bond ETF

(the “Fund”)

Supplement to the Fund’s Summary Prospectus and Statutory Prospectus

dated September 30, 2016, as supplemented

Effective on or about May 15, 2017, as approved by the Board of Trustees of DBX ETF Trust, DBX Advisors LLC has assumed the day-to-day management of the Fund’s portfolio. Accordingly, as of such date, all references to Deutsche Investment Management Americas Inc. (“DIMA”) as the “Sub-Adviser” for the Fund are hereby removed from the Fund’s Summary Prospectus and Statutory Prospectus.

Effective on or about May 15, 2017, the information contained in the section of the Fund’s Summary Prospectus and Statutory Prospectus under the heading “Management—Portfolio Managers” is hereby deleted and replaced with the following:

Bryan Richards, Brandon Matsui, Tanuj Dora and Alexander Bridgeforth are portfolio managers for the Fund and are primarily responsible for the day-to-day management of the Fund. Each portfolio manager functions as a member of a portfolio management team. Messrs. Richards, Matsui, Dora and Bridgeforth have been portfolio managers of the Fund since May 2017.

Effective on or about May 15, 2017, the information contained in the section of the Prospectus entitled “Fund Details—Management—Portfolio Managers. (Each Fund except Deutsche X-trackers Municipal Infrastructure Revenue Bond ETF)” is also applicable to the Fund. Accordingly, the foregoing parenthetical is hereby deleted from that section’s title, and the section of the Prospectus entitled “Fund Details—Management—Portfolio Managers. (Deutsche X-trackers Municipal Infrastructure Revenue Bond ETF)” is hereby deleted in its entirety.

Please retain this supplement for future reference.